The Bank of New York Mellon Corporation

Financial Supplement

First Quarter 2022

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						1Q22 vs.
	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21	1Q21
Selected income statement data
Fee and other revenue	$3,228	$3,338	$3,394	$3,315	$3,266	(3)%	(1)%
Net interest revenue	698	677	641	645	655	3	7
Total revenue	3,926	4,015	4,035	3,960	3,921	(2)	—
Provision for credit losses	2	(17)	(45)	(86)	(83)	N/M	N/M
Noninterest expense	3,006	2,967	2,918	2,778	2,851	1	5
Income before income taxes	918	1,065	1,162	1,268	1,153	(14)	(20)
Provision for income taxes	153	196	219	241	221	(22)	(31)
Net income	$765	$869	$943	$1,027	$932	(12)%	(18)%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$699	$822	$881	$991	$858	(15)%	(19)%
Diluted earnings per common share	$0.86	$1.01	$1.04	$1.13	$0.97	(15)%	(11)%
Average common shares and equivalents outstanding – diluted (in thousands)	813,986	817,345	849,028	873,475	885,655	—%	(8)%

Financial ratios (Returns are annualized)
Pre-tax operating margin	23%	27%	29%	32%	29%
Return on common equity	7.6%	8.6%	8.8%	9.8%	8.5%
Return on tangible common equity – Non-GAAP (a)	15.4%	17.2%	16.8%	18.6%	16.1%
Non-U.S. revenue as a percentage of total revenue	35%	38%	38%	38%	37%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$45.5	$46.7	$45.3	$45.0	$41.7	(3)%	9%
Assets under management (“AUM”) (in trillions)	$2.27	$2.43	$2.31	$2.32	$2.21	(7)%	2%
Full-time employees	49,600	49,100	48,900	48,800	48,000	1%	3%
Book value per common share	$45.76	$47.50	$47.30	$47.20	$46.16
Tangible book value per common share – Non-GAAP (a)	$22.76	$24.31	$24.88	$25.64	$24.88
Cash dividends per common share	$0.34	$0.34	$0.34	$0.31	$0.31
Common dividend payout ratio	40%	34%	34%	28%	32%
Closing stock price per common share	$49.63	$58.08	$51.84	$51.23	$47.29
Market capitalization	$40,091	$46,705	$42,811	$44,220	$41,401
Common shares outstanding (in thousands)	807,798	804,145	825,821	863,174	875,481

Capital ratios at period end (c)
Common Equity Tier 1 ("CET1") ratio	10.1%	11.2%	11.7%	12.6%	12.6%
Tier 1 capital ratio	12.9%	14.0%	14.4%	15.2%	15.2%
Total capital ratio	13.8%	14.9%	15.2%	16.0%	16.1%
Tier 1 leverage ratio	5.3%	5.5%	5.7%	6.0%	5.8%
Supplementary leverage ratio ("SLR")	6.2%	6.6%	7.0%	7.5%	8.1%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of Non-GAAP measures.

(b) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.7 trillion at March 31, 2022, Dec. 31, 2021, Sept. 30, 2021 and June 30, 2021 and $1.6 trillion at March 31, 2021.

(c) Regulatory capital ratios for March 31, 2022 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for March 31, 2022 and Dec. 31, 2021 was the Standardized Approach, and for Sept. 30, 2021, June 30, 2021 and March 31, 2021 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions, except per share amounts; common shares in thousands)						1Q22 vs.
	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21	1Q21
Revenue
Investment services fees	$1,993	$2,061	$2,091	$2,076	$2,056	(3)%	(3)%
Investment management and performance fees	883	896	913	889	890	(1)	(1)
Foreign exchange revenue	207	199	185	184	231	4	(10)
Financing-related fees	45	47	48	48	51	(4)	(12)
Distribution and servicing fees	30	28	28	27	29	7	3
Total fee revenue	3,158	3,231	3,265	3,224	3,257	(2)	(3)
Investment and other revenue	70	107	129	91	9	N/M	N/M
Total fee and other revenue	3,228	3,338	3,394	3,315	3,266	(3)	(1)
Net interest revenue	698	677	641	645	655	3	7
Total revenue	3,926	4,015	4,035	3,960	3,921	(2)	—
Provision for credit losses	2	(17)	(45)	(86)	(83)	N/M	N/M
Noninterest expense
Staff	1,702	1,633	1,584	1,518	1,602	4	6
Software and equipment	399	379	372	365	362	5	10
Professional, legal and other purchased services	370	390	363	363	343	(5)	8
Net occupancy	122	133	120	122	123	(8)	(1)
Sub-custodian and clearing	118	120	129	132	124	(2)	(5)
Distribution and servicing	79	75	76	73	74	5	7
Bank assessment charges	35	30	34	35	34	17	3
Business development	30	44	22	22	19	(32)	58
Amortization of intangible assets	17	19	19	20	24	(11)	(29)
Other	134	144	199	128	146	(7)	(8)
Total noninterest expense	3,006	2,967	2,918	2,778	2,851	1	5
Income before income taxes	918	1,065	1,162	1,268	1,153	(14)	(20)
Provision for income taxes	153	196	219	241	221	(22)	(31)
Net income	765	869	943	1,027	932	(12)	(18)
Net loss (income) attributable to noncontrolling interests	8	(6)	4	(5)	(5)	N/M	N/M
Preferred stock dividends	(74)	(41)	(66)	(31)	(69)	N/M	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$699	$822	$881	$991	$858	(15)%	(19)%

Average common shares and equivalents outstanding: Basic	809,469	811,463	844,088	869,460	882,558	—%	(8)%
Diluted	813,986	817,345	849,028	873,475	885,655	—%	(8)%

Earnings per common share: Basic	$0.86	$1.01	$1.04	$1.14	$0.97	(15)%	(11)%
Diluted	$0.86	$1.01	$1.04	$1.13	$0.97	(15)%	(11)%
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET

	2022	2021
(in millions)	March 31	Dec. 31	Sept. 30	June 30	March 31
Assets
Cash and due from banks	$6,143	$6,061	$6,752	$5,154	$5,991
Interest-bearing deposits with the Federal Reserve and other central banks	135,691	102,467	126,959	126,355	125,524
Interest-bearing deposits with banks	18,268	16,630	20,057	21,270	23,763
Federal funds sold and securities purchased under resale agreements	27,131	29,607	28,497	29,762	28,263
Securities	153,396	158,705	157,274	155,906	155,844
Trading assets	14,703	16,577	17,854	15,520	16,884
Loans	68,052	67,787	64,328	63,547	60,732
Allowance for loan losses	(171)	(196)	(233)	(269)	(327)
Net loans	67,881	67,591	64,095	63,278	60,405
Premises and equipment	3,359	3,431	3,422	3,442	3,521
Accrued interest receivable	467	457	464	492	485
Goodwill	17,462	17,512	17,420	17,487	17,469
Intangible assets	2,968	2,991	2,941	2,964	2,983
Other assets	26,342	22,409	24,798	25,333	23,852
Total assets	$473,811	$444,438	$470,533	$466,963	$464,984
Liabilities
Deposits	$345,565	$319,694	$343,139	$338,670	$336,768
Federal funds purchased and securities sold under repurchase agreements	13,181	11,566	11,973	12,425	15,150
Trading liabilities	5,587	5,469	5,152	6,451	4,566
Payables to customers and broker-dealers	26,608	25,150	26,002	23,704	23,827
Other borrowed funds	312	749	767	451	348
Accrued taxes and other expenses	4,534	5,767	5,609	5,213	4,916
Other liabilities	10,626	6,721	8,796	8,626	8,656
Long-term debt	25,246	25,931	25,043	25,629	25,350
Total liabilities	431,659	401,047	426,481	421,169	419,581
Temporary equity
Redeemable noncontrolling interests	155	161	178	169	187
Permanent equity
Preferred stock	4,838	4,838	4,541	4,541	4,541
Common stock	14	14	14	14	14
Additional paid-in capital	28,258	28,128	28,075	28,006	27,928
Retained earnings	37,088	36,667	36,125	35,540	34,822
Accumulated other comprehensive loss, net of tax	(3,881)	(2,213)	(2,003)	(1,670)	(1,819)
Less: Treasury stock, at cost	(24,518)	(24,400)	(23,151)	(21,150)	(20,532)
Total The Bank of New York Mellon Corporation shareholders’ equity	41,799	43,034	43,601	45,281	44,954
Nonredeemable noncontrolling interests of consolidated investment management funds	198	196	273	344	262
Total permanent equity	41,997	43,230	43,874	45,625	45,216
Total liabilities, temporary equity and permanent equity	$473,811	$444,438	$470,533	$466,963	$464,984

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						1Q22 vs.
(dollars in millions)	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21	1Q21
Investment services fees	$1,993	$2,061	$2,091	$2,076	$2,056	(3)%	(3)%
Investment management and performance fees:
Investment management fees (a)	849	864	892	875	850	(2)	—
Performance fees	34	32	21	14	40	N/M	(15)
Total investment management and performance fees (b)	883	896	913	889	890	(1)	(1)
Foreign exchange revenue	207	199	185	184	231	4	(10)
Financing-related fees	45	47	48	48	51	(4)	(12)
Distribution and servicing fees	30	28	28	27	29	7	3
Total fee revenue	3,158	3,231	3,265	3,224	3,257	(2)	(3)
Investment and other revenue:
(Loss) income from consolidated investment management funds	(20)	9	(7)	13	17	N/M	N/M
Seed capital (losses) gains (c)	(8)	12	7	18	3	N/M	N/M
Other trading revenue (loss)	5	(6)	20	(1)	(7)	N/M	N/M
Renewable energy investment (losses)	(44)	(37)	(42)	(41)	(81)	N/M	N/M
Corporate/bank-owned life insurance	33	45	33	29	33	N/M	N/M
Other investments gains (d)	61	55	70	23	11	N/M	N/M
Disposal gains	—	—	7	6	—	N/M	N/M
Expense reimbursements from joint venture	27	23	25	25	23	N/M	N/M
Other income	12	5	14	17	10	N/M	N/M
Net securities gains	4	1	2	2	—	N/M	N/M
Total investment and other revenue	70	107	129	91	9	N/M	N/M
Total fee and other revenue	$3,228	$3,338	$3,394	$3,315	$3,266	(3)%	(1)%
(a) Excludes seed capital gains (losses) related to consolidated investment management funds.
(b) On a constant currency basis (Non-GAAP), investment management and performance fees increased 1% compared with 1Q21. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c) Includes gains (losses) on investments in BNY Mellon funds which hedge deferred incentive awards.
(d) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	1Q22		4Q21		3Q21		2Q21		1Q21
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$100,303	0.01%	$105,065	(0.06)%	$108,110	(0.07)%	$114,564	(0.09)%	$125,930	(0.05)%
Interest-bearing deposits with banks (primarily foreign banks)	17,181	0.33	18,818	0.23	20,465	0.22	22,465	0.20	21,313	0.27
Federal funds sold and securities purchased under resale agreements (a)	27,006	0.56	27,780	0.45	29,304	0.44	27,857	0.36	29,186	0.44
Loans	66,810	1.57	64,650	1.55	61,206	1.55	60,520	1.57	56,789	1.63
Securities:
U.S. government obligations	40,868	0.74	39,169	0.73	36,255	0.73	33,212	0.71	28,759	0.90
U.S. government agency obligations	67,055	1.46	69,691	1.35	70,199	1.34	72,809	1.34	77,623	1.40
State and political subdivisions (b)	2,337	2.16	2,569	2.11	2,628	2.07	2,768	1.94	2,526	1.92
Other securities (b)	45,541	1.02	47,493	0.97	47,334	0.94	47,451	0.95	47,030	0.99
Total investment securities (b)	155,801	1.15	158,922	1.10	156,416	1.09	156,240	1.10	155,938	1.19
Trading securities (b)	6,085	1.43	6,447	0.93	5,564	0.53	6,639	0.72	8,141	0.95
Total securities (b)	161,886	1.16	165,369	1.09	161,980	1.07	162,879	1.08	164,079	1.18
Total interest-earning assets (b)	$373,186	0.84%	$381,682	0.76%	$381,065	0.73%	$388,285	0.71%	$397,297	0.75%
Noninterest-earning assets	67,016		67,956		65,696		64,044		63,082
Total assets	$440,202		$449,638		$446,761		$452,329		$460,379

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits	$223,243	(0.07)%	$231,086	(0.08)%	$233,363	(0.08)%	$239,466	(0.08)%	$245,115	(0.06)%
Federal funds purchased and securities sold under repurchase agreements (a)	12,864	0.36	12,421	0.07	13,415	0.08	13,773	(0.17)	15,288	(0.07)
Trading liabilities	3,372	0.53	3,019	0.28	2,821	0.11	2,282	0.38	2,227	0.53
Other borrowed funds	458	2.36	517	1.80	383	2.53	298	2.21	331	2.01
Commercial paper	4	0.09	—	—	11	0.07	—	—	—	—
Payables to customers and broker-dealers	16,661	0.01	16,414	(0.01)	16,648	(0.01)	16,811	(0.01)	17,691	(0.01)
Long-term debt	25,588	1.53	25,932	1.36	25,751	1.39	25,275	1.43	26,199	1.81
Total interest-bearing liabilities	$282,190	0.11%	$289,389	0.07%	$292,392	0.07%	$297,905	0.05%	$306,851	0.11%
Total noninterest-bearing deposits	90,179		91,535		85,581		85,802		83,429
Other noninterest-bearing liabilities	25,419		25,481		24,164		23,317		24,556
Total The Bank of New York Mellon Corporation shareholders’ equity	42,201		42,968		44,296		44,934		45,261
Noncontrolling interests	213		265		328		371		282
Total liabilities and equity	$440,202		$449,638		$446,761		$452,329		$460,379
Net interest margin		0.75%		0.71%		0.67%		0.67%		0.66%
Net interest margin (FTE) – Non-GAAP (c)		0.76%		0.71%		0.68%		0.67%		0.67%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $53 billion for 1Q22, $54 billion for 4Q21, $47 billion for 3Q21, $41 billion for 2Q21 and $37 billion for 1Q21. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 0.19% for 1Q22, 0.15% for 4Q21, 0.17% for 3Q21, 0.15% for 2Q21 and 0.19% for 1Q21. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 0.07% for 1Q22, 0.01% for 4Q21, 0.02% for 3Q21, (0.04)% for 2Q21 and (0.02)% for 1Q21. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2022	2021
(dollars in millions)	March 31	Dec. 31	Sept. 30	June 30	March 31
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$17,583	$18,746	$19,844	$21,456	$21,090
Tier 1 capital	22,339	23,485	24,292	25,896	25,534
Total capital	23,839	24,972	25,816	27,464	27,190
Risk-weighted assets	173,353	167,608	169,216	169,885	167,510

CET1 ratio	10.1%	11.2%	11.7%	12.6%	12.6%
Tier 1 capital ratio	12.9	14.0	14.4	15.2	15.2
Total capital ratio	13.8	14.9	15.3	16.2	16.2

Advanced Approaches:
CET1 capital	$17,583	$18,746	$19,844	$21,456	$21,090
Tier 1 capital	22,339	23,485	24,292	25,896	25,534
Total capital	23,586	24,722	25,534	27,183	26,908
Risk-weighted assets	168,993	165,067	167,607	169,380	167,035

CET1 ratio	10.4%	11.4%	11.8%	12.7%	12.6%
Tier 1 capital ratio	13.2	14.2	14.5	15.3	15.3
Total capital ratio	14.0	15.0	15.2	16.0	16.1

Tier 1 leverage ratio:
Average assets for Tier 1 leverage ratio	$420,782	$430,102	$427,461	$432,954	$440,968
Tier 1 leverage ratio	5.3%	5.5%	5.7%	6.0%	5.8%

SLR:
Leverage exposure	$360,859	$354,033	$347,856	$346,455	$314,334	(b)
SLR	6.2%	6.6%	7.0%	7.5%	8.1%	(b)

Average liquidity coverage ratio	109%	109%	111%	110%	110%
(a) Regulatory capital ratios for March 31, 2022 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for March 31, 2022 and Dec. 31, 2021 was the Standardized Approach, and for Sept. 30, 2021, June 30, 2021 and March 31, 2021 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio.

(b) Reflects the temporary exclusion of U.S. Treasury securities from the leverage exposure used in the SLR calculation which increased our consolidated SLR by 68 basis points at March 31, 2021. The temporary exclusion ceased to apply beginning April 1, 2021.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						1Q22 vs.
(dollars in millions)	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21	1Q21
Income statement:
Revenue:
Investment services fees:
Asset Servicing	$999	$984	$979	$960	$953	2%	5%
Issuer Services	141	253	281	281	246	(44)	(43)
Total investment services fees	1,140	1,237	1,260	1,241	1,199	(8)	(5)
Foreign exchange revenue	148	148	125	129	172	—	(14)
Other fees (a)	41	28	30	25	30	46	37
Total fee revenue	1,329	1,413	1,415	1,395	1,401	(6)	(5)
Investment and other revenue	74	53	73	38	30	N/M	N/M
Total fee and other revenue	1,403	1,466	1,488	1,433	1,431	(4)	(2)
Net interest revenue	377	367	349	354	356	3	6
Total revenue	1,780	1,833	1,837	1,787	1,787	(3)	—
Provision for credit losses	(10)	(7)	(19)	(58)	(50)	N/M	N/M
Noninterest expense (ex. amortization of intangible assets)	1,502	1,481	1,535	1,393	1,411	1	6
Amortization of intangible assets	8	9	8	7	8	(11)	—
Total noninterest expense	1,510	1,490	1,543	1,400	1,419	1	6
Income before income taxes	$280	$350	$313	$445	$418	(20)%	(33)%

Total revenue by line of business:
Asset Servicing	$1,512	$1,456	$1,437	$1,382	$1,424	4%	6%
Issuer Services	268	377	400	405	363	(29)	(26)
Total revenue by line of business	$1,780	$1,833	$1,837	$1,787	$1,787	(3)%	—%

Financial ratios:
Pre-tax operating margin	16%	19%	17%	25%	23%

Memo: Securities lending revenue (b)	$39	$45	$45	$42	$41	(13)%	(5)%
(a) Other fees primarily include financing-related fees.
(b) Included in investment services fees reported in the Asset Servicing line of business.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						1Q22 vs.
(dollars in millions, unless otherwise noted)	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21	1Q21
Selected balance sheet data:
Average loans	$10,150	$9,764	$8,389	$8,485	$8,374	4%	21%
Average assets (a)	$220,889	$229,511	$226,930	$231,152	$228,071	(4)%	(3)%
Average deposits	$192,156	$200,272	$198,680	$203,147	$199,845	(4)%	(4)%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$33.7	$34.6	$33.8	$33.7	$31.5	(3)%	7%
Market value of securities on loan at period end (in billions) (d)	$449	$447	$443	$456	$445	—%	1%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) March 31, 2022 information is preliminary.
(c) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services business. Includes the AUC/A of CIBC Mellon of $1.7 trillion at March 31, 2022, Dec. 31, 2021, Sept. 30, 2021 and June 30, 2021 and $1.6 trillion at March 31, 2021.

(d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $78 billion at March 31, 2022, $71 billion at Dec. 31, 2021, $68 billion at Sept. 30, 2021, $63 billion at June 30, 2021 and $64 billion at March 31, 2021.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						1Q22 vs.
(dollars in millions)	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21	1Q21
Income statement:
Revenue:
Investment services fees:
Pershing	$433	$412	$427	$439	$459	5%	(6)%
Treasury Services	170	170	168	160	164	—	4
Clearance and Collateral Management	243	236	228	228	226	3	8
Total investment services fees	846	818	823	827	849	3	—
Foreign exchange revenue	26	21	23	23	21	24	24
Other fees (a)	34	31	31	32	37	10	(8)
Total fee revenue	906	870	877	882	907	4	—
Investment and other revenue	—	6	13	21	7	N/M	N/M
Total fee and other revenue	906	876	890	903	914	3	(1)
Net interest revenue	296	297	283	289	289	—	2
Total revenue	1,202	1,173	1,173	1,192	1,203	2	—
Provision for credit losses	(2)	(3)	(16)	(19)	(29)	N/M	N/M
Noninterest expense (ex. amortization of intangible assets)	706	670	665	647	673	5	5
Amortization of intangible assets	2	4	3	5	9	(50)	(78)
Total noninterest expense	708	674	668	652	682	5	4
Income before income taxes	$496	$502	$521	$559	$550	(1)%	(10)%

Total revenue by line of business:
Pershing	$570	$553	$566	$590	$605	3%	(6)%
Treasury Services	338	331	326	319	317	2	7
Clearance and Collateral Management	294	289	281	283	281	2	5
Total revenue by line of business	$1,202	$1,173	$1,173	$1,192	$1,203	2%	—%

Financial ratios:
Pre-tax operating margin	41%	43%	44%	47%	46%
(a) Other fees primarily include financing-related fees.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						1Q22 vs.
(dollars in millions, unless otherwise noted)	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21	1Q21
Selected balance sheet data:
Average loans	$42,113	$40,812	$39,041	$38,360	$35,094	3%	20%
Average assets (a)	$141,183	$143,816	$143,630	$144,297	$148,820	(2)%	(5)%
Average deposits	$95,704	$100,653	$101,253	$102,896	$107,079	(5)%	(11)%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$11.6	$11.8	$11.2	$11.1	$9.9	(2)%	17%

Pershing
AUC/A at period end (in trillions) (b)	$2.5	$2.6	$2.6	$2.8	$2.6	(4)%	(4)%
Net new assets (U.S. platform) (in billions) (d)	$18	$69	$13	$47	$32	N/M	N/M
Average active clearing accounts (in thousands)	7,432	7,334	7,259	7,290	7,143	1%	4%

Treasury Services
Average daily U.S. dollar payment volumes	240,403	245,634	232,144	230,346	235,975	(2)%	2%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$5,026	$4,972	$4,516	$3,898	$3,638	1%	38%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) March 31, 2022 information is preliminary.
(c) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business.
(d) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS SEGMENT

						1Q22 vs.
(dollars in millions)	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21	1Q21
Income statement:
Revenue:
Investment management fees	$848	$864	$893	$876	$850	(2)%	—%
Performance fees	34	32	21	14	40	N/M	(15)
Investment management and performance fees (a)	882	896	914	890	890	(2)	(1)
Distribution and servicing fees	32	28	28	28	28	14	14
Other fees (b)	1	22	20	16	22	N/M	N/M
Total fee revenue	915	946	962	934	940	(3)	(3)
Investment and other revenue (c)	(8)	23	23	18	3	N/M	N/M
Total fee and other revenue (c)	907	969	985	952	943	(6)	(4)
Net interest revenue	57	51	47	47	48	12	19
Total revenue	964	1,020	1,032	999	991	(5)	(3)
Provision for credit losses	(3)	(6)	(7)	(4)	4	N/M	N/M
Noninterest expense (ex. amortization of intangible assets)	748	741	684	669	702	1	7
Amortization of intangible assets	7	7	7	8	7	—	—
Total noninterest expense	755	748	691	677	709	1	6
Income before income taxes	$212	$278	$348	$326	$278	(24)%	(24)%

Total revenue by line of business:
Investment Management	$658	$709	$727	$700	$698	(7)%	(6)%
Wealth Management	306	311	305	299	293	(2)	4
Total revenue by line of business	$964	$1,020	$1,032	$999	$991	(5)%	(3)%

Financial ratios:
Pre-tax operating margin	22%	27%	34%	33%	28%
Adjusted pre-tax operating margin – Non-GAAP (d)	24%	29%	36%	35%	30%

Selected balance sheet data:
Average loans	$13,228	$12,737	$12,248	$11,871	$11,610	4%	14%
Average assets (e)	$35,629	$31,306	$30,195	$30,370	$32,066	14%	11%
Average deposits	$22,501	$18,374	$17,270	$17,466	$19,177	22%	17%
(a) On a constant currency basis (Non-GAAP), investment management and performance fees increased 1% compared with 1Q21. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(b) Other fees primarily include investment services fees.
(c) Investment and other revenue and total fee and other revenue are net of income (loss) attributable to noncontrolling interests related to consolidated investment management funds.
(d) Net of distribution and servicing expense. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.
(e) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT TYPE, CHANGES IN AUM AND WEALTH MANAGEMENT CLIENT ASSETS

						1Q22 vs.
(dollars in billions)	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21	1Q21
AUM by product type (a)(b):
Equity	$168	$187	$180	$187	$173	(10)%	(3)%
Fixed income	248	267	269	272	261	(7)	(5)
Index	440	467	436	440	419	(6)	5
Liability-driven investments	812	890	843	841	802	(9)	1
Multi-asset and alternative investments	215	228	218	222	214	(6)	—
Cash	383	395	364	358	345	(3)	11
Total AUM	$2,266	$2,434	$2,310	$2,320	$2,214	(7)%	2%

Changes in AUM (a)(b):
Beginning balance of AUM	$2,434	$2,310	$2,320	$2,214	$2,211
Net inflows (outflows):
Long-term strategies:
Equity	(4)	(4)	(5)	(3)	—
Fixed income	(5)	—	1	8	8
Liability-driven investments	17	1	16	11	8
Multi-asset and alternative investments	(4)	1	(2)	1	(2)
Total long-term active strategies inflows (outflows)	4	(2)	10	17	14
Index	(5)	(2)	(3)	(5)	3
Total long-term strategies (outflows) inflows	(1)	(4)	7	12	17
Short-term strategies:
Cash	(11)	31	7	13	19
Total net (outflows) inflows	(12)	27	14	25	36
Net market impact	(130)	96	4	79	(36)
Net currency impact	(26)	1	(28)	2	3
Ending balance of AUM	$2,266	$2,434	$2,310	$2,320	$2,214	(7)%	2%

Wealth Management client assets (a)(c)	$305	$321	$307	$305	$292	(5)%	4%
(a) March 31, 2022 information is preliminary.
(b) Excludes assets managed outside of the Investment and Wealth Management business segment.
(c) Includes AUM and AUC/A in the Wealth Management line of business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	1Q22	4Q21	3Q21	2Q21	1Q21
Income statement:
Fee revenue	$8	$2	$12	$13	$9
Investment and other revenue	12	19	23	9	(36)
Total fee and other revenue	20	21	35	22	(27)
Net interest (expense)	(32)	(38)	(38)	(45)	(38)
Total revenue	(12)	(17)	(3)	(23)	(65)
Provision for credit losses	17	(1)	(3)	(5)	(8)
Noninterest expense	33	55	16	49	41
(Loss) before taxes	$(62)	$(71)	$(16)	$(67)	$(98)

Selected balance sheet data:
Average loans and leases	$1,319	$1,337	$1,528	$1,804	$1,711
Average assets	$42,501	$45,005	$46,006	$46,510	$51,422

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	Dec. 31, 2021		1Q22 change in unrealized gain (loss)	March 31, 2022			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate (b)	Ratings (c)
				Amortized cost	Fair value						AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$50,735		$(2,198)	$47,743	$45,780		96%	$(1,963)		12%	100%	—%	—%	—%	—%
U.S. Treasury	40,582		(888)	40,818	39,929		98	(889)		53	100	—	—	—	—
Sovereign debt/sovereign guaranteed	14,312		(219)	13,327	13,131		99	(196)		13	82	3	14	1	—
Agency commercial MBS	12,291		(466)	12,768	12,423		97	(345)		34	100	—	—	—	—
Supranational	7,646		(116)	7,925	7,802		98	(123)		57	100	—	—	—	—
U.S. government agencies	5,420		(232)	6,571	6,297		96	(274)		35	100	—	—	—	—
Foreign covered bonds	6,238		(115)	6,365	6,252		98	(113)		42	100	—	—	—	—
CLOs	5,421		(37)	5,855	5,815		99	(40)		100	99	—	—	1	—
Non-agency commercial MBS	3,114		(155)	3,228	3,104		96	(124)		36	100	—	—	—	—
Foreign government agencies	2,686		(53)	2,832	2,771		98	(61)		20	92	8	—	—	—
Non-agency RMBS	2,793		(128)	2,557	2,538		99	(19)		47	84	3	—	8	5
State and political subdivisions	2,529		(128)	2,317	2,161		93	(156)		5	90	9	—	—	1
Other asset-backed securities	2,190		(58)	1,953	1,880		96	(73)		14	100	—	—	—	—
Corporate bonds	2,066		(39)	1,555	1,483		95	(72)		36	16	69	15	—	—
Other	1		—	1	1		100	—		—	—	—	—	—	100
Total securities	$158,024	(d)	$(4,832)	$155,815	$151,367	(d)(e)	97%	$(4,448)	(d)(f)	34%	97%	1%	1%	1%	—%
(a) Amortized cost reflects historical impairments, and is net of allowance for credit losses.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes net unrealized losses on derivatives hedging securities available-for-sale (including terminated hedges) of $590 million at Dec. 31, 2021 and net unrealized gains of $914 million at March 31, 2022.

(e) The fair value of available-for-sale securities totaled $93,708 million at March 31, 2022, net of hedges, or 62% of the fair value of the securities portfolio, net of hedges. The fair value of the held-to-maturity securities totaled $57,659 million at March 31, 2022, or 38% of the fair value of the securities portfolio, net of hedges.

(f) At March 31, 2022, unrealized losses of $1,505 million related to available-for-sale securities, net of hedges, and $2,943 million related to held-to-maturity securities.
Note: The amortizable purchase premium (net of discount) relating to securities was $1,699 million at March 31, 2022 and the amortization of that net purchase premium was $121 million in 1Q22.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2022	2021
(dollars in millions)	March 31	Dec. 31	Sept. 30	June 30	March 31
Allowance for credit losses – beginning of period:
Allowance for loan losses	$196	$233	$269	$327	$358
Allowance for lending-related commitments	45	40	50	73	121
Allowance for other financial instruments (a)	19	18	16	19	22
Allowance for credit losses – beginning of period	$260	$291	$335	$419	$501

Net (charge-offs) recoveries:
Charge-offs	—	(16)	—	(1)	(1)
Recoveries	1	2	1	3	2
Total net (charge-offs) recoveries	1	(14)	1	2	1
Provision for credit losses (b)	2	(17)	(45)	(86)	(83)
Allowance for credit losses – end of period	$263	$260	$291	$335	$419

Allowance for credit losses – end of period:
Allowance for loan losses	$171	$196	$233	$269	$327
Allowance for lending-related commitments	53	45	40	50	73
Allowance for other financial instruments (a)	39	19	18	16	19
Allowance for credit losses – end of period	$263	$260	$291	$335	$419

Allowance for loan losses as a percentage of total loans	0.25%	0.29%	0.36%	0.42%	0.54%

Nonperforming assets	$119	$120	$108	$90	$112
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all other instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity – Non-GAAP is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share – Non-GAAP is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue, on a fully taxable equivalent ("FTE") basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has also included the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business segment, net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business segment relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

Return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	1Q22	4Q21	3Q21	2Q21	1Q21
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$699	$822	$881	$991	$858
Add: Amortization of intangible assets	17	19	19	20	24
Less: Tax impact of amortization of intangible assets	4	5	4	5	6
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$712	$836	$896	$1,006	$876

Average common shareholders’ equity	$37,363	$37,941	$39,755	$40,393	$40,720
Less: Average goodwill	17,490	17,481	17,474	17,517	17,494
Average intangible assets	2,979	2,988	2,953	2,975	3,000
Add: Deferred tax liability – tax deductible goodwill	1,184	1,178	1,173	1,163	1,153
Deferred tax liability – intangible assets	673	676	673	675	665
Average tangible common shareholders’ equity – Non-GAAP	$18,751	$19,326	$21,174	$21,739	$22,044

Return on common equity – GAAP	7.6%	8.6%	8.8%	9.8%	8.5%
Return on tangible common equity – Non-GAAP	15.4%	17.2%	16.8%	18.6%	16.1%

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2022	2021
(dollars in millions, except common shares and unless otherwise noted)	March 31	Dec. 31	Sept. 30	June 30	March 31
BNY Mellon shareholders’ equity at period end – GAAP	$41,799	$43,034	$43,601	$45,281	$44,954
Less: Preferred stock	4,838	4,838	4,541	4,541	4,541
BNY Mellon common shareholders’ equity at period end – GAAP	36,961	38,196	39,060	40,740	40,413
Less: Goodwill	17,462	17,512	17,420	17,487	17,469
Intangible assets	2,968	2,991	2,941	2,964	2,983
Add: Deferred tax liability – tax deductible goodwill	1,184	1,178	1,173	1,163	1,153
Deferred tax liability – intangible assets	673	676	673	675	665
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$18,388	$19,547	$20,545	$22,127	$21,779

Period-end common shares outstanding (in thousands)	807,798	804,145	825,821	863,174	875,481

Book value per common share – GAAP	$45.76	$47.50	$47.30	$47.20	$46.16
Tangible book value per common share – Non-GAAP	$22.76	$24.31	$24.88	$25.64	$24.88

Net interest margin reconciliation
(dollars in millions)	1Q22	4Q21	3Q21	2Q21	1Q21
Net interest revenue – GAAP	$698	$677	$641	$645	$655
Add: Tax equivalent adjustment	3	4	3	3	3
Net interest revenue (FTE) – Non-GAAP	$701	$681	$644	$648	$658

Average interest-earning assets	$373,186	$381,682	$381,065	$388,285	$397,297

Net interest margin – GAAP (a)	0.75%	0.71%	0.67%	0.67%	0.66%
Net interest margin (FTE) – Non-GAAP (a)	0.76%	0.71%	0.68%	0.67%	0.67%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business segment
(dollars in millions)	1Q22	4Q21	3Q21	2Q21	1Q21
Income before income taxes – GAAP	$212	$278	$348	$326	$278

Total revenue – GAAP	$964	$1,020	$1,032	$999	$991
Less: Distribution and servicing expense	79	75	76	74	75
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$885	$945	$956	$925	$916

Pre-tax operating margin – GAAP (a)	22%	27%	34%	33%	28%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	24%	29%	36%	35%	30%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			1Q22 vs.
(dollars in millions)	1Q22	1Q21	1Q21
Consolidated:
Investment management and performance fees – GAAP	$883	$890	(1)%
Impact of changes in foreign currency exchange rates	—	(15)
Adjusted investment management and performance fees – Non-GAAP	$883	$875	1%

Investment and Wealth Management business segment:
Investment management and performance fees – GAAP	$882	$890	(1)%
Impact of changes in foreign currency exchange rates	—	(15)
Adjusted investment management and performance fees – Non-GAAP	$882	$875	1%